SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                                  NESTOR, INC.
.................................................................................
               Name of the Registrant as Specified In Its Charter


.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1.   Title of each class of securities to which transaction applies:

         .......................................................................

     2.   Aggregate number of securities to which transaction applies:

         .......................................................................

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................

     4.   Proposed maximum aggregate value of transaction:

         .......................................................................

     5.   Total fee paid:

         .......................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

         .......................................................................

     2.   Form, Schedule or Registration Statement No.:

         .......................................................................

     3.   Filing Party:

         .......................................................................

     4.   Date Filed:

         .......................................................................

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                            East Providence, RI 02914
                                 (401) 434-5522

                                                                   June 27, 2005


To Our Stockholders:

You are cordially invited to attend the continuation of the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the Squantum Association, located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915, on July 19, 2005, at 10:00 AM, local time. The annual meeting of stockholders was called for June 23, 2005, at which time it was adjourned to July 19, 2005 to allow this supplemental proxy statement to be distributed to the Company's stockholders.

A new proxy card is also enclosed. Whether or not you plan to attend the continuation of the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed supplemental proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. Your earlier proxy card will not be voted. If you attend the continuation of the annual meeting, you may then revoke your proxy by voting in person.

We look forward to greeting personally as many of our stockholders as possible at the continuation of the annual meeting.

Sincerely yours,

/s/ William B. Danzell
--------------------------------------
William B. Danzell
President and Chief Executive Officer

--------------------------------------------------------------------------------
Directions to: Squantum Association                    Function Room:  Bakehouse
               947 Veterans Memorial Parkway
               East Providence, RI  (401) 434-8377



FROM POINTS SOUTH (NEW YORK):           INTERSTATE 95 NORTH
FROM POINTS NORTH (BOSTON):             INTERSTATE 95 SOUTH
--------------------------------------------------------------------------------

Exit 20 in RI (195 East/Cape Cod). From 195 East, take Exit 4 (Taunton/Riverside Exit in East Providence). Bear to the right and continue 2.25 miles down Veterans Memorial Parkway. The Squantum Association Club is located on the right hand side. On entering the driveway, go past parking lots B and C (Bradley
Hospital). The roadway narrows and is downhill. You may park in the lot just outside the Squantum complex. The Bakehouse is the building next to the beige stucco office building.

FROM POINTS EAST (CAPE COD)
--------------------------------------------------------------------------------
From 195 West, take Exit 6 (Broadway Exit in East Providence.) Turn left onto Broadway and follow it until it ends. Turn left onto Veterans Memorial Parkway. The Squantum Association Club is approximately .6 of a mile on the right hand side. On entering the driveway, go past parking lots B and C (Bradley Hospital). The roadway narrows and is downhill. You may park in the lot just outside the Squantum complex. The Bakehouse is the building next to the beige stucco office building.

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                       East Providence, Rhode Island 02914
                                 (401) 434-5522

             NOTICE OF CONTINUATION OFANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 19, 2005



To the Stockholders of Nestor, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), held on June 23, 2005 was adjourned until July 19, 2005 and will be continued at the SQUANTUM ASSOCIATION, LOCATED AT 947 VETERANS MEMORIAL PARKWAY, EAST PROVIDENCE, RHODE ISLAND 02915, ON JULY 19, 2005, AT 10:00 A.M. local time, to act upon the following:

     1. To consider and vote upon the election of five directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

     2. To ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors for the Company for 2005;

and to transact such other business as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any items to be presented at the meeting.

This is a continuation of the adjourned meeting and only stockholders of record as of the close of business on April 25, 2005, will be entitled to vote at the meeting.

By Order of the Board of Directors,


/s/ Benjamin M. Alexander
----------------------------------------------
Benjamin M. Alexander
Vice President, General Counsel and Secretary

East Providence, Rhode Island
June 27, 2005






IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, EVEN IF YOU SUBMITTED AN EARLIER PROXY CARD. YOUR EARLIER PROXY CARD WILL NOT BE VOTED. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.

                 ---------------------------------------------

                          SUPPLEMENTAL PROXY STATEMENT

                 ---------------------------------------------

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                       East Providence, Rhode Island 02914
                                 (401) 434-5522

                 ---------------------------------------------


                 CONTINUATION OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 19, 2005


                 ---------------------------------------------

This supplemental proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B Convertible Preferred Stock, par value $1.00 per share (the "Convertible Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the continuation of the annual meeting of stockholders to be held July 19, 2005, at 10:00 a.m. local time at the SQUANTUM ASSOCIATION LOCATED AT 947 VETERANS MEMORIAL PARKWAY, EAST PROVIDENCE, RHODE ISLAND 02915. This proxy statement and the enclosed form of proxy are first being mailed on or about June 27, 2005 to stockholders of the Company entitled to vote. This supplemental proxy statement supplements and amends the proxy statement dated May 2, 2005 and first mailed on or about May 2, 2005 to stockholders of the Company entitled to vote (the "Proxy Statement") and should be read in conjunction with that proxy statement. The enclosed proxy card replaces the proxy card provided with the Proxy Statement.

This supplemental proxy statement is being furnished to stockholders to provide updated information on the election of the directors of the Company. On June 22, 2005, four members of the Board of Directors, James S. Bennett, Robert G. Flanders, Jr., William J. Gilbane, Jr. and Donald R. Sweitzer notified the Company that they would not stand for re-election to the Board because of fundamental disagreements with the chief executive officer concerning his management of the Company. The Company filed a Current Report on Form 8-K announcing these directors' decisions not to stand for re-election and other matters related thereto, a copy of which can be found at the Company's website at www.nestor.com. Each of Messrs. Bennett, Flanders, Gilbane and Sweitzer were named in the Proxy Statement as a nominee for election to the Board at the June 23, 2005 annual meeting of stockholders. That meeting was convened but no action was taken on any matter. Instead, the meeting was adjourned and will be continued on July 19, 2005, at which time the stockholders will vote on:

     -    the  election  of the five  other  nominees  set  forth  in the  Proxy
          Statement: George L. Ball, Albert H. Cox, Jr., William B. Danzell, Terry E. Fields, and David N. Jordan

     - the ratification of the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2005

The Board, exercising its power under the by-laws of the Company to set the number of directors at not less than three nor more than nine, has determined by resolution passed on June 24, 2005 that the number of directors shall be five following the expiration of the terms of Messrs. Bennett, Flanders, Gilbane and Sweitzer. Further, the Board has determined that among the current directors of the Company, George L. Ball, James S. Bennett, Albert H. Cox, Jr., Terry E. Fields, Robert G. Flanders, Jr., William J. Gilbane, Jr., David N. Jordan and Donald R. Sweitzer are "independent" of Nestor's management under the National Association of Securities Dealers, Inc.'s Marketplace Rule 4200(a)(15).

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE FIVE OTHER NOMINEES.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CARLIN, CHARRON & Rosen, LLP.


                                     PROXIES

The shares of Common Stock and Convertible Preferred Stock represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the persons named herein will vote FOR each of the nominees for director and the other proposals set forth in this supplemental proxy statement. As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business. The proxy cards enclosed with the proxy statement dated May 2, 2005 will not be voted.


                             REVOCABILITY OF PROXIES

A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.


                         PERSONS MAKING THE SOLICITATION

The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Convertible Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.



The above notice and supplemental proxy statement are sent by order of the Board of Directors.



/s/ Benjamin M.  Alexander
----------------------------------------------
Benjamin M. Alexander
Vice President, General Counsel and Secretary

East Providence, Rhode Island
June 27, 2005

PROXY CARD
----------
                                  NESTOR, INC.

PROXY:  This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Nigel P. Hebborn and William B. Danzell, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of Common Stock, par value $.01 per share, and all shares of Series B Convertible
Preferred Stock, par value $1.00 per share, of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on July 19, 2005, and at any and all adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees listed in Proposal 1.

1. Election of Directors to serve for a term expiring at the next annual meeting of stockholders

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

NOMINEES: George L.  Ball,  Albert H. Cox,  Jr.,  William B. Danzell
          Terry E. Fields and David N. Jordan

          FOR all nominees listed [ ]

          FOR all nominees listed except as noted below [ ]


          ------------------------------     ------------------------------


          ------------------------------     ------------------------------


          WITHHOLD AUTHORITY to vote for all nominees listed [ ]


The Board of Directors recommends a vote "FOR" Proposal 2.

2. Ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2005.

          FOR [  ]           AGAINST [  ]               ABSTAIN [  ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.


THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement.


PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE:
          ----------------------------------------------------------------------

PRINT
NAME/TITLE:
           ---------------------------------------------------------------------

DATE:
     ---------------------------------------------------------------------------

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.